EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is entered into as of June 5, 2006 by and among Aeolus Pharmaceuticals, Inc., a Delaware corporation (together with its successors and permitted assigns, the “Issuer”), and the undersigned investors (each, together with its successors and permitted assigns, the “Investor,” and collectively, together with their successors and permitted assigns, the “Investors”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in Section 9.1 hereof.

RECITALS

Subject to the terms and conditions of this Agreement, the Investors desire to subscribe for and purchase, and the Issuer desires to issue and sell to the Investors, certain shares of the Issuer’s common stock, par value $0.01 per share (the “Common Stock”), and certain warrants to purchase shares of Common Stock. The Issuer is offering an aggregate of 10,000,000 shares of Common Stock at a purchase price of Fifty Cents ($0.50) per share, together with warrants to purchase 7,000,000 shares of Common Stock at an exercise price of Seventy-Five Cents ($0.75) per share and warrants to purchase 4,000,000 shares of Common Stock at an exercise price of Fifty Cents ($0.50), in a private placement to the Investors on the other terms and conditions contained in this Agreement (the “Offering”), provided that the Issuer reserves the right to issue and sell a lesser or greater number of shares or warrants.

TERMS OF AGREEMENT

In consideration of the mutual representations and warranties, covenants and agreements contained herein, the parties hereto agree as follows:

1.  SUBSCRIPTION AND ISSUANCE OF COMMON STOCK AND WARRANTS.

1.1  Subscription and Issuance of Common Stock. Subject to the terms and conditions of this Agreement, the Issuer shall issue and sell to each Investor, and each Investor subscribes for and shall purchase from the Issuer, that number of shares of Common Stock set forth on such Investor’s counterpart signature page hereof (the “Shares”) and a warrant in substantially the form attached hereto as Exhibit A1 (each, a “Warrant” and collectively, the “Warrants”) to purchase that number of additional shares of Common Stock (the “Warrant Shares” and, together with the Shares and the Warrants, the “Securities”) equal to seventy percent (70%) of the aggregate number of Shares being purchased by such Investor pursuant to this Agreement, provided, however, that if any Investor subscribes for and purchases more than 8,000,000 Shares pursuant to this Agreement, such Investor shall receive an additional warrant in substantially the form attached hereto as Exhibit A2 (which warrant shall also be a “Warrant”) to purchase that number of Warrant Shares equal to 40.816326% of the aggregate number of Shares being purchased by such Investor pursuant to this Agreement, for the aggregate purchase price set forth on such counterpart signature page, which aggregate purchase price shall be equal to the product of the number of Shares subscribed for by such Investor multiplied by the per share purchase price specified in the above Recitals to this Agreement (the “Purchase Price”).

1.2  Legends.

(a)  Any certificate or certificates representing the Shares or Warrant Shares shall bear the following legend, in addition to any legend that may be required by any Requirements of Law:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

(b)  The Warrant shall bear the following legend, in addition to any legend that may be required by any Requirements of Law:

“NEITHER THIS WARRANT NOR THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

2.  CLOSING.

2.1  Closing. The closing of the transactions contemplated herein (the “Closing”) shall take place on or about June 5, 2006 at the offices of Paul, Hastings, Janofsky & Walker LLP, counsel for the Issuer, located at 3579 Valley Centre Drive, San Diego, California 92130; provided that, subject to the satisfaction of the conditions set forth in Article 8, the Issuer reserves the right, in its sole discretion, to change the date of the Closing. At the Closing: (i) each Investor participating in such Closing shall pay to the Issuer, by wire transfer of immediately available funds to an account designated in writing by the Issuer, the Purchase Price for the Shares and Warrant being purchased by such Investor hereunder; (ii) the Issuer shall issue to each such Investor the Shares being purchased by the Investor hereunder and shall deliver or cause to be delivered to such Investor a certificate or certificates representing such Shares and a Warrant duly registered in the name of such Investor, as specified on the signature pages hereto; and (iii) all other actions referred to in this Agreement which are required to be taken at such Closing shall be taken and all other agreements and documents referred to in this Agreement that are required for such Closing shall be executed and delivered.

2.2  Additional Closings. At any time following the Closing, the Issuer may sell such additional Securities as it deems appropriate in its sole discretion up to the aggregate amount of Securities referred to in the Recitals to any additional investor or investors (each, an “Additional Investor”) at one or more additional closing(s) pursuant to this Agreement that occur within 90 days of the Closing (each, an “Additional Closing”). With respect to each Additional Closing, the Issuer, the Investors and each Additional Investor agree that: (i) the sale and purchase of Securities at such Additional Closing shall be made on the terms and conditions set forth in this Agreement; (ii) at such Additional Closing, each Additional Investor participating in such Additional Closing shall pay to the Issuer, by wire transfer of immediately available funds to an account designated in writing by the Issuer, the Purchase Price for the Shares and Warrant being purchased by such Additional Investor hereunder; (iii) at such Additional Closing, the Issuer shall issue to each such Additional Investor the Shares being purchased by the Additional Investor hereunder and shall deliver or cause to be delivered to such Additional Investor a certificate or certificates representing such Shares and a Warrant duly registered in the name of such Additional Investor, as specified on such Additional Investor’s counterpart signature page hereto; (iv) the representations and warranties of the Issuer set forth in Article 3 shall speak only as of the Additional Closing and the Issuer shall be obligated to update any such representation or warranty, or any disclosure set forth in the Disclosure Schedule (as defined in Article 3) relating to such representation or warranty, based on events occurring following the Closing; and (v) the representations and warranties of the Additional Investor set forth in Article 4 shall speak as of such Additional Closing. In connection with the foregoing, notwithstanding anything to the contrary set forth herein, this Agreement may be amended by the Issuer without the consent of the Investors solely to include any Additional Investor as a party hereto upon the execution by such Additional Investor of a counterpart signature page hereto, and upon any such execution by such Additional Investor of a counterpart signature page hereto, such Additional Investor shall be deemed to be an “Investor” for all purposes under this Agreement.

2.3  Termination. This Agreement may be terminated at any time prior to the Closing:

(a)  by mutual written consent of the Issuer and the Investors purchasing a majority of the Shares to be issued at the Closing (the “Majority Investors”);

(b)  by the Majority Investors, upon a materially inaccurate representation or breach of any material warranty, covenant or agreement on the part of the Issuer set forth in this Agreement, in either case such that the conditions in Section 8.1 would be reasonably incapable of being satisfied at or prior to the Closing; or

(c)  by the Issuer, upon a materially inaccurate representation or breach of any material warranty, covenant or agreement on the part of any Investor set forth in this Agreement, in either case such that the conditions in Section 8.2 would be reasonably incapable of being satisfied at or prior to the Closing; provided that in the event of any such materially inaccurate representation or breach by an Investor, the Issuer reserves the right not to issue and sell the Shares and Warrant to any such Investor at the Closing in lieu of terminating the Agreement.

2.4  Effect of Termination. In the event of termination of this Agreement pursuant to Section 2.3, this Agreement shall forthwith become void, there shall be no liability on the part of the Issuer or the Investors to each other and all rights and obligations of any party hereto shall cease; provided that nothing herein shall relieve any party from liability for the willful breach of any of its representations and warranties, covenants or agreements set forth in this Agreement.

3.  REPRESENTATIONS AND WARRANTIES OF THE ISSUER.

As a material inducement to the Investors to enter into this Agreement and subscribe for and purchase the Shares, the Issuer represents and warrants to the Investors as follows, except, in the case of each representation and warranty, as set forth in the Disclosure Schedule delivered to each Investor in connection with such Investor’s investment in the Securities (the “Disclosure Schedule”):

3.1  Corporate Status. Aeolus Sciences, Inc., a Delaware corporation (the “Subsidiary”), is a wholly-owned subsidiary of the Issuer. Each of the Issuer and the Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the Issuer and the Subsidiary has full corporate power and authority to own and hold its properties and to conduct its business as described in the SEC Reports. Each of the Issuer and the Subsidiary is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business requires qualification, except for any failure to be so qualified or be in good standing that would not have an Issuer Material Adverse Effect. The Issuer has no subsidiaries other than the Subsidiary.

3.2  Corporate Power and Authority. The Issuer has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The Issuer has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

3.3  Issuance, Sale and Delivery of the Securities. The Shares have been duly authorized and, when issued, delivered and paid for by the Investors in the manner set forth in this Agreement, will be validly issued, fully paid and nonassessable and free and clear of all pledges, Liens, restrictions and encumbrances (other than restrictions on transfer under state and/or federal securities laws and restrictions relating to or created by the Investors). The Issuer has reserved from its duly authorized capital stock the maximum number of Warrant Shares. The Warrant Shares, when issued and delivered upon exercise of the Warrants in the manner set forth therein, will be duly authorized, validly issued, fully paid and nonassessable and free and clear of all pledges, liens, restrictions and encumbrances (other than restrictions on transfer under state and/or federal securities laws and restrictions created by the Investors).

3.4  Enforceability. This Agreement has been duly executed and delivered by the Issuer and (assuming it has been duly authorized, executed and delivered by each Investor) constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors’ rights generally, and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity, and except for the indemnity provisions of Article 7 of this Agreement, which may not be enforceable based upon public policy considerations. When executed and delivered pursuant to the terms of this Agreement, the Warrants will constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors’ rights generally, and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.

3.5  No Violation. The execution and delivery by the Issuer of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by the Issuer with the terms and provisions hereof (including, without limitation, the Issuer’s issuance to the Investors of the Securities as contemplated by and in accordance with this Agreement), will not: (i) result in a default under (or give any other party the right, with the giving of notice or the passage of time (or both), to declare a default or accelerate any obligation under) any Contract to which the Issuer or the Subsidiary is a party (except to the extent such a default or acceleration would not reasonably be expected to have an Issuer Material Adverse Effect); (ii) violate any Requirement of Law applicable to the Issuer or the Subsidiary, or result in the creation or imposition of any Lien upon any of the capital stock, properties or assets of the Issuer or the Subsidiary (except where such violations of any Requirement of Law or creations or impositions of any Liens would not reasonably be expected to have an Issuer Material Adverse Effect); (iii) violate any Permit of Issuer or the Subsidiary, which violation would reasonably be expected to have an Issuer Material Adverse Effect or (iv) violate the Certificate of Incorporation or the Bylaws of the Issuer or the Subsidiary. To the Issuer’s Knowledge, neither the Issuer nor the Subsidiary is: (a) in default under or in violation of any Contract to which it is a party or by which it or any of its properties is bound, which would reasonably be expected to have an Issuer Material Adverse Effect or (b) in violation of any order of any Governmental Authority.

3.6  Consents/Approvals. Except for the filing of a Registration Statement in accordance with Article 6 hereof, filings with the SEC as may be required in connection with an Incidental Registration, and filings with the securities commissions of the states in which the Securities are to be issued, no consent, filing, authorization or other action of any Governmental Authority is required to be obtained or made by the Issuer for the Issuer’s execution, delivery and performance of this Agreement which have not already been obtained or made. No consent, approval, waiver or other action by any Person under any material Contract to which the Issuer or the Subsidiary is a party or by which the Issuer or the Subsidiary or any of their properties or assets are bound is required or necessary for the execution, delivery or performance by the Issuer of this Agreement and the consummation of the transactions contemplated hereby, except where the failure to obtain such consent, approval, waiver or other action would not reasonably be expected to have an Issuer Material Adverse Effect.

3.7  Valid Issuance of Shares and Warrant Shares. Upon payment of the Purchase Price by the Investors and delivery to the Investors of the certificates for the Shares, such Shares will be validly issued, fully paid and non-assessable and will be free and clear of all Liens imposed by the Issuer, except for restrictions on transfer set forth in this Agreement or imposed by applicable securities laws. Upon the exercise of the Warrants and the payment of the exercise price pursuant to such Warrants by the holders thereof, the Warrant Shares will be validly issued, fully paid and non-assessable and will be free and clear of all Liens imposed by the Issuer and the Subsidiary, except for restrictions on transfer set forth in this Agreement, the Warrants or imposed by applicable securities laws.

3.8  Delivery of SEC Reports. The Issuer has made available to the Investors through the SEC’s Electronic Data Gathering and Retrieval System (“EDGAR”) true and complete copies of the SEC Reports.

3.9  Capitalization. As of the Closing, the authorized capital stock of the Issuer will consist of 50,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. Schedule 3.9 sets forth (a) the number of shares of capital stock issued and outstanding on the date hereof; (b) the number of shares of capital stock of the Issuer issuable pursuant to options outstanding and reserved for issuance, on the date hereof, under the Issuer’s stock plans on the date hereof (the “Options”); and (c) the number of shares of capital stock of the Issuer issuable and reserved for issuance, on the date hereof, pursuant to securities (other than the Securities and the Options) exercisable for, or convertible into or exchangeable for any shares of capital stock of the Issuer. All issued and outstanding shares of capital stock of the Issuer have been, and as of the Closing will be, duly authorized and validly issued and are (or, as of the Closing, will be) fully paid and non-assessable, have been issued in compliance with all applicable state and federal securities laws in all material respects and were not issued in violation of any preemptive, subscription or other similar rights of any stockholder of the Issuer. Except as described on Schedule 3.9, no Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Issuer.

3.10  No Material Adverse Changes. Except as set forth in or contemplated by the SEC Reports or as otherwise contemplated herein, since March 31, 2006, there has been no Issuer Material Adverse Effect. Except as set forth in or contemplated by the SEC Reports, since March 31, 2006, there has not been: (i) any change in the consolidated assets, liabilities, financial condition or operating results of the Issuer from that reflected in the financial statements included in the SEC Reports, except for changes in the ordinary course of business or which would not have and would not reasonably be expected to have an Issuer Material Adverse Effect; (ii) any declaration, setting aside or payment of any dividend, or authorization or payment of any distribution, on any capital stock of the Issuer or the Subsidiary, or any redemption or repurchase of any securities of the Issuer or the Subsidiary; (iii) any material liabilities (absolute, accrued or contingent) incurred or assumed by the Issuer or the Subsidiary, other than current liabilities incurred in the ordinary course of business, liabilities under Contracts entered into in the ordinary course of business, and liabilities not required to be reflected on the Issuer’s consolidated financial statements pursuant to GAAP or required to disclosed in the SEC Reports; (iv) any Lien or adverse claim on any of the Issuer’s or the Subsidiary’s material properties or assets, except for Liens for taxes not yet due and payable or otherwise in the ordinary course of business; (v) any satisfaction or discharge of a material Lien, claim or encumbrance or payment of any material obligation by the Issuer or the Subsidiary, except in the ordinary course of business or which is not material to the assets, properties, financial condition, operating results or business of the Issuer and the Subsidiary, taken as a whole (as such businesses are presently conducted); (vi) any sale, assignment or transfer by the Issuer or the Subsidiary of any of their material assets, tangible or intangible, except in the ordinary course of business; (vii) any material damage, destruction to any material assets of the Issuer or the Subsidiary, or loss or interference with the Issuer’s or the Subsidiary’s businesses or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance; (viii) any material default by the Issuer or the Subsidiary in the payment of principal or interest or violation of any covenant with respect to any outstanding debt obligations; (ix) any material changes to the Issuer’s or the Subsidiary’s critical accounting policies or material deviations from historical accounting and other practices in connection with the maintenance of the Issuer’s or the Subsidiary’s books and records; (x) any waiver not in the ordinary course of business, by either the Issuer or the Subsidiary, of a material right or of a material debt owed to it; (xi) except in connection with the Offering, any change or amendment to the Issuer’s Certificate of Incorporation or Bylaws, or material change to any material Contract or arrangement by which the Issuer or the Subsidiary is bound or to which any of their respective assets or properties are subject; (xii) any material labor difficulties or labor union organizing activities with respect to employees of the Issuer; (xiii) any material transaction entered into by the Issuer or the Subsidiary other than in the ordinary course of business (excluding, with respect to the Issuer, the Offering); (xiv) the loss of the services of any key employee, or material change in the composition of the senior management, of the Issuer; (xv) the loss or threatened loss of any customer which has had or would reasonably be expected to have an Issuer Material Adverse Effect; (xvi) any other event or condition of any character that has had or would reasonably be expected to have an Issuer Material Adverse Effect; or (xvii) any agreement or commitment to do any of the foregoing.

3.11  Intellectual Property. Each of the Issuer and the Subsidiary owns or has obtained valid and enforceable licenses for all the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights, trade secrets and other intellectual property necessary for the conduct of its business as currently conducted (collectively, the “Intellectual Property”). Each of the Issuer and the Subsidiary has duly filed, registered and maintained all Registered Intellectual Property owned by it, including without limitation submitting all necessary filings and paying all filing and maintenance fees. There are no third parties who have any ownership or license rights to any of the Intellectual Property that would preclude either the Issuer or the Subsidiary from conducting its business as currently conducted or would otherwise result in an Issuer Material Adverse Effect or an Investor Material Adverse Effect, except for the ownership rights of the owners of the Intellectual Property licensed by the Issuer or the Subsidiary. There are no facts known to the Issuer or the Subsidiary that could result in a conclusion of invalidity, unenforceability or, with respect to patents, narrowing of claim construction, of any of the Intellectual Property. With respect to all in-license agreements of the Intellectual Property entered into by the Issuer and the Subsidiary: (a) they are in good standing and each of the Issuer and the Subsidiary is in compliance with their terms and conditions, and (b) there exists no default under such agreements which would give rise to a termination or limitation of Issuer’s or the Subsidiary’s rights, as applicable. To the Issuer’s Knowledge, there are currently no products or services offered by a third party the making, using or selling of which would constitute an infringement of any Intellectual Property, which infringement would have an Issuer Material Adverse Effect or an Investor Material Adverse Effect. There is no pending or, to the Issuer’s Knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Issuer or the Subsidiary in or to any of the Intellectual Property, other than claims which would not reasonably be expected to have an Issuer Material Adverse Effect or an Investor Material Adverse Effect. There is no pending or, to the Issuer’s Knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any of the Intellectual Property, other than non-material actions, suits, proceedings and claims. There is no pending or, to the Issuer’s Knowledge, threatened action, suit, proceeding or claim by others that the Issuer or the Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret, or other proprietary or intellectual property right of others, other than non-material actions, suits, proceedings and claims. To the Issuer’s Knowledge, the conduct of the Issuer’s and the Subsidiary’s business as currently conducted and contemplated to be conducted does not infringe, or constitute contributory infringement, inducement to infringe, misappropriation or unlawful use of any patent, trademark, copyright, trade secret, or other proprietary or intellectual property right of others.

3.12  Litigation. Except as disclosed in the SEC Reports, there is no action, suit, proceeding or investigation pending or, to the Issuer’s Knowledge, currently threatened against the Issuer or the Subsidiary that questions the validity of this Agreement or the right of the Issuer to enter into it or to consummate the transactions contemplated hereby, or that would reasonably be expected to result, either individually or in the aggregate, in an Issuer Material Adverse Effect, or any change in the current equity ownership of the Issuer or the Subsidiary. Neither the Issuer nor the Subsidiary is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or Governmental Authority. There is no action, suit, proceeding or investigation by the Issuer or the Subsidiary currently pending that would reasonably be expected to have an Issuer Material Adverse Effect.

3.13  Rights of Registration. Except as contemplated in this Agreement, no Person has the right to require the Issuer or the Subsidiary to register any securities of the Issuer or the Subsidiary under the Securities Act, whether on a demand basis or in connection with the registration of securities of the Issuer or the Subsidiary for its own account or for the account of any other Person other than pursuant to (i) that certain Registration Rights Agreement made and entered into as of November 21, 2005, by and among the Issuer and certain investors listed on the signature pages thereto, (ii) that certain Registration Rights Agreement dated July 15, 1999 between Interneuron Pharmaceuticals, Inc. and the Issuer, (iii) that certain Amended and Restated Registration Rights Agreement dated as of May 15, 2002 among the Issuer, Elan International Services, Ltd. and Elan Pharma International Limited, (iv) that certain Registration Rights Agreement dated September 16, 2003 among the Issuer, Incara, Inc. and Goodnow Capital, LLC, and (v) that certain Registration Rights Agreement dated April 19, 2004 among the Issuer, SCO and certain other investors listed on the signature pages thereto.

3.14  Offering. Subject in part to the truth and accuracy of the Investors’ representations and warranties set forth in this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and any applicable state securities laws, and neither the Issuer, the Subsidiary nor any authorized agent acting on their behalf will take any action hereafter that would cause the loss of such exemption.

3.15  Licenses and Permits. Each of the Issuer and the Subsidiary has all Permits under applicable Requirements of Law from all applicable Governmental Authorities that are necessary to operate its businesses as presently conducted and all such Permits are in full force and effect, except where the failure to have any such Permits in full force and effect would not, individually or in the aggregate, reasonably be expected to have an Issuer Material Adverse Effect. Neither the Issuer nor the Subsidiary is in default under, or in violation of or noncompliance with, any of such Permits, except for any such default, violation, or noncompliance which would not, individually or in the aggregate, reasonably be expected to have an Issuer Material Adverse Effect.

3.16  Material Contracts. All material Contracts to which either the Issuer or the Subsidiary is a party and that are required to have been filed by the Issuer on Exhibit 10 to the SEC Reports have been filed by the Issuer with the SEC pursuant to the requirements of the Exchange Act. Neither the Issuer nor, to the Issuer’s Knowledge, any other party to any material Contract of the Issuer or the Subsidiary is in breach of, or in default under, any such material Contract, except for any such breach or default which would not reasonably be expected to have an Issuer Material Adverse Effect.

3.17  Related Party Transactions. No transaction has occurred between or among the Issuer, the Subsidiary, their officers or directors or any affiliate or affiliates of any such officer or director that is required to have been described under applicable securities laws in the Issuer’s Exchange Act filings and is not so described in such filings.

3.18  Off-Balance Sheet Arrangements. There is no transaction, arrangement or other relationship between the Issuer or the Subsidiary, on the one hand, and an unconsolidated or other off-balance sheet entity, on the other hand, that is required to be disclosed by the Issuer in the Issuer’s Exchange Act filings and is not so disclosed. There are no such transactions, arrangements or other relationships with the Issuer or the Subsidiary that may create contingencies or liabilities that are required to be disclosed by the Issuer in the Issuer’s Exchange Act filings that are not disclosed therein.

3.19  Sarbanes-Oxley Act; Internal Accounting Controls. The Issuer and the Subsidiary are in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002 that are applicable to them. The Issuer maintains a consolidated system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Issuer has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Issuer and designed such disclosure controls and procedures to ensure that material information relating to the Issuer is made known to the certifying officers by others within those entities. The Issuer’s certifying officers have evaluated the effectiveness of the Issuer’s disclosure controls and procedures in accordance with Item 307 of Regulation S-K under the Exchange Act for the fiscal quarter ended March 31, 2006 (such date, the “Evaluation Date”). The Issuer presented in its most recently filed Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, to the Issuer’s Knowledge, there have been no significant changes in the Issuer’s internal controls (as such term is defined in Item 308(c) of Regulation S-K under the Exchange Act).

3.20  Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and neither the Issuer nor the Subsidiary has taken any action designed to, or which, to the Issuer’s Knowledge, is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Issuer or the Subsidiary received any notification from the SEC that it is contemplating terminating such registration. The Issuer has not, in the 12 months preceding the date hereof, received notice from the Over-the-Counter Bulletin Board (the “OTCBB”) that the Issuer is not in compliance with the listing or maintenance requirements of the OTCBB. The Issuer is, and believes that it will in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

3.21  Manipulation of Price. The Issuer and the Subsidiary have not, and to the Issuer’s Knowledge no one acting on behalf of the Issuer or the Subsidiary has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Issuer to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of any of the Securities (other than for the placement agent’s placement of the Securities), or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Issuer or the Subsidiary.

3.22  Foreign Corrupt Practices. The Issuer and the Subsidiary have not, and to the Issuer’s Knowledge no director, officer, agent, employee or other person acting on behalf of the Issuer or the Subsidiary, in the course of its actions for, or on behalf of, the Issuer or the Subsidiary, has: (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

3.23  Employee Relations. Neither the Issuer nor the Subsidiary is a party to any collective bargaining agreement or employs any member of a union. No executive officer of the Issuer (as defined in Rule 501(f) of the Securities Act) has formally notified the Issuer that such officer intends to leave the Issuer or otherwise terminate such officer’s employment with the Issuer. No executive officer of the Issuer, to the Issuer’s Knowledge is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, in each case with or made to the Issuer. The Subsidiary does not have any employees.

3.24  ERISA. To the Issuer’s Knowledge, the Issuer and the Subsidiary are in compliance, in all material respects, with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Issuer or the Subsidiary would have any liability that would reasonably be expected to have an Issuer Material Adverse Effect or an Investor Material Adverse Effect; neither the Issuer nor the Subsidiary has incurred or expects to incur liability under (i) Title (IV) of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4917 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Issuer or the Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which, in each case, would cause the loss of such qualification, except as would not reasonably be expected to have an Issuer Material Adverse Effect or an Investor Material Adverse Effect.

3.25  Environmental Matters. There has been no storage, disposal, generation, manufacture, transportation, handling or treatment of toxic wastes, hazardous wastes or hazardous substances by the Issuer or the Subsidiary (or, to the Issuer’s Knowledge, any of their predecessors-in-interest) at, upon or from any of the property now or previously owned or leased by the Issuer or the Subsidiary in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind into such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Issuer or the Subsidiary, or to the Issuer’s Knowledge; the terms “hazardous wastes”, “toxic wastes”, “hazardous substances”, and “medical wastes” shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

3.26  Taxes. To the Issuer’s Knowledge, the Issuer and the Subsidiary have filed all material federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and, to the Issuer’s Knowledge, no tax deficiency has been asserted or threatened against the Issuer or the Subsidiary which would reasonably be expected to have an Issuer Material Adverse Effect.

3.27  Transfer Taxes. On the Closing, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale of the Securities by the Issuer to the Investors hereunder will be, or will have been, fully paid or provided for by the Issuer.

3.28  Investment Company. Neither the Issuer nor the Subsidiary is an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, in each case within the meaning of the Investment Company Act of 1940, as amended.

3.29  No Market Manipulation. Neither the Issuer nor the Subsidiary has taken, or will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

3.30  No Labor Disputes. No labor dispute with the employees of the Issuer exists or, to the Issuer’s Knowledge, is imminent.

3.31  Insurance Coverage. The Issuer maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Issuer and the Subsidiary, and the Issuer reasonably believes such insurance coverage to be adequate against such liabilities, claims and risks against which it is customary for comparably situated companies to insure, including, but not limited to, insurance covering all real and personal property leased by the Issuer against theft, damage, destruction, acts of vandalism.

3.32  Listing. The Common Stock is quoted on the OTCBB. The Issuer has not received any oral or written notice that the Common Stock is not eligible nor will become ineligible for quotation on the OTCBB nor that the Common Stock does not meet all requirements for the continuation of such quotation. The Issuer satisfies all the requirements for the continued quotation of the Common Stock on the OTCBB.

3.33  No Integrated Offering. Neither the Issuer nor any Person acting on its behalf has, directly or indirectly, made any offer or sales of any security of the Issuer or solicited any offers to buy any security of the Issuer under circumstances that would eliminate the availability of the exemption from registration under Regulation D promulgated under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby.

3.34  SEC Comments. There are no outstanding letters of comment or other issues raised in writing or otherwise delivered to the Issuer by the staff of the Division of Corporation Finance of the SEC that have not been fully resolved to the satisfaction of the staff of the Division of Corporation Finance of the SEC.

3.35  SEC Reports; Financial Statements. The Issuer has filed all reports, schedules, forms, statements and other documents required to be filed by it pursuant to the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Issuer was required by law to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Report prior to the expiration of any such extension. As of their respective filing dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Issuer included in the SEC Reports complied in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements were prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the consolidated financial position of the Issuer of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

3.36  Brokers or Finders. Neither the Issuer nor any of its Affiliates has engaged or used any investment bankers, brokers or finders in connection with the transactions contemplated by this Agreement, and no persons or entities are entitled to a fee or compensation from the Issuer in respect thereof.

4.  REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.

As a material inducement to the Issuer to enter into this Agreement and issue the Securities, each Investor represents, warrants and covenants to the Issuer as follows:

4.1  Power and Authority. Such Investor, if other than a natural person, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation. Such Investor has the corporate, partnership or other power (or, in the case of a natural person, legal capacity) and authority under applicable law to execute and deliver this Agreement and consummate the transactions contemplated hereby, and has all necessary authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Such Investor has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

4.2  No Violation. The execution and delivery by such Investor of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by such Investor with the terms and provisions hereof, will not: (i) result in a default under (or give any other party the right, with the giving of notice or the passage of time (or both), to declare a default or accelerate any obligation under) any Contract to which such Investor is a party or by which it or any of its properties or assets are bound (except to the extent such defaults or accelerations, individually or in the aggregate, would not reasonably be expected to have an Investor Material Adverse Effect); (ii) violate any Requirement of Law applicable to such Investor; or (iii) if such Investor is other than a natural person, violate any charter, bylaws or similar documents of such Investor. At or prior to the Closing, such Investor will have complied with all Requirements of Law applicable to it in connection with the Offering.

4.3  Consents/Approvals. No consent, filing, authorization or action of any Governmental Authority is required for such Investor’s execution, delivery and performance of this Agreement. No consent, approval, waiver or other action by any Person under any Contract to which such Investor is a party or by which such Investor or any of its properties or assets are bound is required or necessary for the execution, delivery and performance by such Investor of this Agreement and the consummation of the transactions contemplated hereby.

4.4  Enforceability. This Agreement has been duly executed and delivered by such Investor and (assuming it has been duly authorized, executed, and delivered by the Issuer) constitutes a legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditor’s rights generally, and general equitable principles, regardless of whether enforceability is considered in a proceeding at law or in equity, and except for the indemnity provisions of Article 7 of this Agreement, which may not be enforceable based upon public policy considerations.

4.5  Investment Intent; Restricted Securities. Such Investor expressly disclaims being an underwriter and affirms that such Investor is acquiring the Securities for its own account, with no present intention of transferring, distributing or selling such Securities in violation of the Securities Act or any applicable state securities law, and no one other than the Investor has any beneficial interest in the Securities. Such Investor understands and acknowledges that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Issuer in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Securities Act only in certain limited circumstances. Such Investor agrees that it will not sell or otherwise dispose of any of the Securities unless such sale or other disposition has been registered under the Securities Act or, in an opinion of counsel acceptable to the Issuer, is exempt from registration under the Securities Act and is exempt from registration or qualification under applicable state securities laws. Such Investor understands that the offer and sale by the Issuer of the Securities being acquired by such Investor hereunder has not been registered under the Securities Act by reason of an exemption from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that the reliance of the Issuer on such exemption from registration is predicated in part on these representations and warranties of such Investor. Such Investor acknowledges that, pursuant to Section 1.2 of this Agreement, a restrictive legend consistent with the foregoing has been or will be placed on all certificates representing the Shares, the Warrant Shares and the Warrant issued to such Investor pursuant to this Agreement.

4.6  Accredited Investor. Such Investor is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Without limiting the foregoing representation, such Investor confirms that it has reviewed the partial definition of an “Accredited Investor” which is attached hereto as Exhibit B (which is not a complete definition of the term, but which includes the most likely categories of qualification) to confirm the accuracy of such representation, and such Investor has noted by paragraph number, on its signature page hereto, the category(ies) pursuant to which such Investor qualifies as an “Accredited Investor” according to the definition set forth in Exhibit B. Such Investor has not been formed for the purpose of acquiring the Securities. Such Investor is not an officer, director, employee, investment advisor, promoter or Affiliate of the Issuer.

4.7  Adequate Information. Such Investor has had an opportunity to receive all information related to the Issuer requested by it and to ask questions of and receive answers from the Issuer regarding the Issuer, its business and the terms and conditions of the offering of the Securities, and has reviewed, such information as such Investor considers necessary or appropriate to evaluate the risks and merits of an investment in, and make an informed investment decision with respect to, the Securities. Such Investor acknowledges that it has access to the SEC Reports, including the risk factors contained therein, via EDGAR, and the SEC Reports are specifically incorporated herein by reference and form an integral part of this Agreement. Such Investor also acknowledges that the additional risk factors set forth on Exhibit C are specifically incorporated herein by reference and form an integral part of this Agreement. Neither such inquiries nor any other due diligence investigation conducted by such Investor shall modify, amend or affect such Investor’s right to rely on the Issuer’s representations and warranties contained in Article 3 hereof.

4.8  Opportunity to Question. Such Investor has had the opportunity to question, and has questioned, to the extent deemed necessary or appropriate, representatives of the Issuer so as to receive answers from the Issuer’s representatives regarding the terms and conditions of an investment in the Securities and to verify information obtained in such Investor’s examination of the Issuer, including, without limitation, the information that such Investor received and reviewed as referenced in Section 4.7 hereof in relation to its investment in the Securities.

4.9  No Other Representations. Such Investor acknowledges that, in deciding whether to enter into this Agreement and to acquire the Securities hereunder, it has not relied on any representations or warranties of any type or description made by the Issuer or any of its representatives with regard to the Issuer or its business, property or prospects of the investment contemplated herein, other than the representations and warranties of the Issuer set forth in Article 3 hereof.

4.10  Knowledge and Experience. Such Investor understands that an investment in the Securities involves substantial risk. Such Investor has such knowledge and experience in financial, tax and business matters, including substantial experience in evaluating and investing in common stock and other securities (including the common stock and other securities of speculative companies), so as to enable such Investor to utilize the information referred to in Section 4.7 hereof and any other information made available by the Issuer to such Investor in order to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect thereto.

4.11  No General Solicitation. Such Investor did not learn of the investment in the Securities as a result of any public advertising or general solicitation.

4.12  Certain Trading Activities. Such Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, engaged in any Trading Activities since the time that such Investor was first contacted by the Issuer regarding the Offering. Except for the Offering, such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any Trading Activities prior to the time that the Offering (including all material terms thereof) is publicly disclosed.

4.13  Commissions. Such Investor has not incurred any obligation for any finder’s, broker’s or agent’s fees or commissions in connection with the transactions contemplated hereby.

5.  COVENANTS.

5.1  Public Announcements. Each Investor agrees not to make any public announcement or issue any press release or otherwise publicly disseminate any information about the subject matter of this Agreement. Except as provided herein, the Issuer shall have the right to make such public announcements and shall control, in its sole and absolute discretion, the timing, form and content of all press releases or other public communications of any sort relating to the subject matter of this Agreement, and the method of their release or the publication thereof. The Issuer also may issue an initial press release relating to the transactions contemplated by this Agreement, but shall not identify any Investor in such press release without the consent of such Investor, except as may be required by any Requirement of Law or OTCBB rule.

5.2  Non-Public Information. On or before 9:00 a.m. New York City time, on the first Business Day after the Closing, the Issuer shall issue a press release announcing the execution of this Agreement and on or before 5:30 p.m. New York City time on the first Business Day after the Closing, the Issuer shall file a Current Report on Form 8-K disclosing any material, non-public information previously disclosed to the Investors and describing the material terms of the transactions contemplated by this Agreement, and attaching as an exhibit to such Form 8-K a form of this Agreement (and any other exhibit required to be filed therewith pursuant to the Exchange Act) (including such exhibit(s), the “8-K Filing”). The Issuer shall not, and shall use its commercially reasonable efforts to cause each of its officers, directors, employees and agents not to, provide an Investor with any material, non-public information regarding the Issuer from and after the filing of the 8-K Filing without the express written consent of such Investor. The Issuer understands and confirms that the Investors will rely on the representations and covenants set forth in Article 3 and Article 5 in effecting transactions in securities of the Issuer.

5.3  Use of Purchaser Name. Except as may be required by applicable law or regulation, the Issuer shall not use the name of any Investor or the name of any Investor’s affiliate in any advertisement, announcement, press release or other similar public communication unless it has received the prior written consent of such Investor for the specific use contemplated or as otherwise required by applicable law or regulation.

5.4  Further Assurances. Each of the parties hereto shall execute and deliver such additional instruments and other documents and shall take such further actions as may be reasonably necessary or appropriate to effectuate, carry out and comply with all the terms of this Agreement and the transactions contemplated hereby. Each of the Investors and the Issuer shall make on a prompt and timely basis all governmental or regulatory notifications and filings required to be made by it with or to any Governmental Authority in connection with the consummation of the transactions contemplated hereby. The Issuer and the Investors agree to cooperate with one another in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to any Requirement of Law or OTCBB rules in connection with the transactions contemplated by this Agreement and to use their respective commercially reasonable efforts to agree jointly on a method to overcome any objections by any Governmental Authority to any such transactions.

5.5  Notification of Certain Matters. Prior to the Closing: (a) the Issuer shall give prompt notice to the Investors of the occurrence, or non-occurrence, of any event which would be likely to cause any representation and warranty of the Issuer herein (except as set forth in the Disclosure Schedule) to be untrue or inaccurate, or any covenant, condition or agreement of or applicable to the Issuer pursuant to this Agreement not to be complied with or satisfied; and (b) each Investor shall give prompt notice to the Issuer of the occurrence, or non-occurrence, of any event which would be likely to cause any representation and warranty of such Investor herein to be untrue or inaccurate, or any covenant, condition or agreement of or applicable to such Investor pursuant to this Agreement not to be complied with or satisfied.

5.6  Confidentiality. Each Investor understands that the U.S. Federal securities laws impose restrictions on trading based on information regarding this Offering. In addition, each Investor acknowledges that unauthorized disclosure of information regarding this Offering may result in a violation by the Issuer of Regulation FD promulgated by the SEC. Each Investor agrees to keep confidential certain information relating to the Issuer that has been disclosed by the Issuer to the Investor in connection with such Investor’s investment in the Securities. In addition, each Investor agrees that no portion of the Confidential Information (as defined below) shall be disclosed to third parties, except as may be required by law, without the prior written consent of the Issuer; provided that if such Investor is required by law to disclose any such information, it shall provide the Issuer with prompt notice thereof in time sufficient to enable the Issuer to seek an appropriate protective order; and provided further that each Investor may share such information with such of its officers, agents and professional advisors as may need to know such information to assist such Investor in its evaluation thereof, on the condition that such parties agree to be bound by the terms of this Section 5.6. “Confidential Information” means the existence and terms of this Agreement, the transactions contemplated hereby, the disclosures and other information contained herein and the receipt and content of any notice of a Suspension Event, excluding any disclosures or other information that is publicly available.

5.7  Reservation of Warrant Shares. The Issuer has reserved, from its authorized but unissued Common Stock, that number of shares of Common Stock equal to the number of Warrant Shares initially issuable upon exercise of the Warrants.

5.8  Removal of Legends. Upon the earlier of (i) the registration of an Investor’s Securities for resale and receipt by the Issuer of the Investor’s written confirmation that such Securities will not be disposed of except in compliance with the prospectus delivery requirements of the Securities Act, or (ii) the date on which an Investor’s Securities become available for sale pursuant to Rule 144(k) of the Securities Act, the Issuer shall, in either case upon an Investor’s written request, promptly cause certificates evidencing the Investor’s Securities to be replaced with certificates which do not bear restrictive legends, and the Securities subsequently issued upon exercise of the Warrants, if any, shall not bear such restrictive legends provided the provisions of either clause (i) or clause (ii) above, as applicable, are satisfied with respect to the Warrant Shares issued thereunder. When the Issuer is required to cause unlegended certificates to replace previously issued legended certificates, if unlegended certificates are not delivered to an Investor within three (3) Business Days of submission by that Investor of legended certificate(s) to the Issuer’s transfer agent, together with a representation letter in customary form and the Investor’s written request set forth above (with a copy of each to the Issuer), the Issuer shall be liable to the Investor for liquidated damages in amount equal to 1.5% of the aggregate Purchase Price of the Securities evidenced by such certificate(s) for each thirty (30)-day period (or portion thereof) beyond such three (3)-Business Day period that the unlegended certificates have not been so delivered.

5.9  Securities Law Compliance.

(a)  State Securities Law Compliance -- Sale. The Issuer shall timely prepare and file such applications, consents to service of process (but not including a general consent to service of process) and similar documents and take such other steps and perform such further acts as shall be required by the state securities law requirements of each jurisdiction where an Investor resides as of the date such Investor purchases the Shares and the Warrants from the Issuer, as indicated on the signature pages to this Agreement, with respect to the sale of the Shares and Warrants under this Agreement.

(b)  State Securities Law Compliance -- Resale. Beginning no later than 30 days following any date, from time to time, on which the Common Stock is no longer a “covered security” under Section 18(b)(1)(A) of the Securities Act and continuing until either (i) the Investors have sold all of their Shares and Warrant Shares under a Registration Statement as provided in this Agreement or (ii) the Common Stock becomes a “covered security” under Section 18(b)(1)(A) of the Securities Act, the Issuer shall maintain within either Moody’s Industrial Manual or Standard and Poor’s Standard Corporation Descriptions (or any successors to these manuals that are similarly qualified as “recognized securities manuals” under state Blue Sky laws) (in each case, a “Manual”) an updated listing containing (a) the names of the officers and directors of the Issuer, (b) a balance sheet of the Issuer as of a date that is at no time older than eighteen months and (c) a profit and loss statement of the Issuer for either the preceding fiscal year or the most recent year of operations; provided that the Issuer shall not be required to maintain such information in a Manual pursuant to this Section 5.9(b) prior to the date that is ninety (90) days following the Closing.

6.  REGISTRATION RIGHTS.

Each Investor shall have the following registration rights with respect to the Registrable Securities owned by it:

6.1  Transfer of Registration Rights. Each Investor may assign the registration rights with respect to the Shares and/or Warrant Shares to any party or parties to which it transfers any of its Registrable Securities in accordance with the terms of this Agreement; provided that the transferee agrees in writing with the Issuer to be bound by Articles 6, 7, and 9 of this Agreement. Upon assignment of any registration rights pursuant to this Section 6.1, the Investor assigning such rights shall deliver to the Issuer a notice of such assignment, which shall include the identity and address of such assignee and such other information reasonably requested by the Issuer in connection with effecting any such registration, and an agreement, in form and substance satisfactory to the Issuer and duly executed by the transferee, to be bound by Articles 6, 7 and 9 of this Agreement (collectively, each Investor, along with each such subsequent transferee who so agrees to be bound and who continues to hold Registrable Securities is referred to herein as a “Holder”).

6.2  Required Registration. As promptly as practicable after the Closing, but in no event later than ninety (90) days after the date of the Closing, the Issuer agrees to file with the SEC a Registration Statement to register the resale of all the Shares and Warrant Shares (which shall not include an underwritten offering) (a “Required Registration”). Such Registration Statement shall include a plan of distribution substantially in the form attached hereto as Exhibit D. Not less than three (3) Business Days prior to the filing of such Registration Statement, the Issuer shall provide each of the Investors (or, if an Investor shall have so instructed the Issuer, the legal counsel or investment adviser of such Investor) with a copy of the Registration Statement proposed to be filed and shall consider all (but shall not be obligated to give effect to any) appropriate comments that are timely provided by such Investors to the Issuer with respect to the Registration Statement. The Issuer shall use its commercially reasonable efforts to cause the SEC to declare the Registration Statement effective no later than the one hundred twentieth (120th) day following the date the Registration Statement is filed with the SEC (including filing with the SEC a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days of the date that the Issuer is notified (orally or in writing, whichever is earlier) by the SEC that a Registration Statement will not be “reviewed,” or not be subject to further review). In the event that the Registration Statement has not been filed on or prior to the ninetieth (90th) day after the Closing (the “Filing Deadline”) or declared effective by the SEC on or prior to the one hundred twentieth (120th) day after the date of the filing of the Registration Statement (the “Registration Deadline”), then in addition to any other rights the Holders may have hereunder or under applicable law, within five (5) Business Days of each monthly anniversary of such Filing Deadline and/or Registration Deadline until the date on which the Registration Statement is first filed with the SEC or declared effective by the SEC, as applicable, the Issuer shall pay to each Holder at each Holder’s discretion, as evidenced in writing to the Issuer, either (1) an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the aggregate Purchase Price originally paid to the Issuer in connection with the acquisition pursuant to the terms of this Agreement of the Registrable Securities then held by such Holder or (2) an additional warrant to acquire that number of shares of Common Stock equal to two percent (2%) of the Shares purchased by such Holder pursuant to this Agreement, which warrant shall be substantially in the form of the Holder’s Warrant issued pursuant to this Agreement. Once the Registration Statement has been declared effective, the Issuer shall thereafter maintain the effectiveness of the Registration Statement until the earlier of: (i) the date on which all the Shares and Warrant Shares have been sold pursuant to the Registration Statement or Rule 144; or (ii) such time as the Issuer reasonably determines, based on the advice of counsel, that each Holder, acting independently of all other Holders, will be eligible to sell under Rule 144 all the Shares and Warrant Shares then owned by such Holder within the volume limitations imposed by paragraph (e) of Rule 144 in the three (3)-month period immediately following the termination of the effectiveness of the Registration Statement.

6.3  Registration Procedures.

(a)  The Issuer shall advise the Investors as to the initiation of the registration process contemplated by Section 6.2 hereof and as to the completion thereof. In addition, subject to Section 6.2 hereof, the Issuer shall, to the extent applicable to the Registration Statement:

(i)  use its commercially reasonable efforts to obtain from each person who now has piggyback registration rights a waiver of those rights with respect to the Registration Statement;

(ii)  prepare and file with the SEC such amendments and supplements to the Registration Statement as may be necessary to keep such Registration Statement continuously effective and free from any untrue statement of a material fact or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and comply with provisions of the Securities Act with respect to the disposition of all Registrable Securities covered thereby during the period referred to in Section 6.2 hereof;

(iii)  provide copies to and permit counsel designated by the Investors to review each Registration Statement and all amendments thereto no fewer than three (3) Business Days prior to their filing with the SEC, and not file any document to which counsel reasonably objects;

(iv)  furnish to Morrison & Foerster LLP at the address set forth in Section 9.3 hereof, and to the Investors (i) promptly after the same is filed with the SEC or received by the Issuer (but not later than two (2) Business Days after the filing date or receipt date, as the case may be), one (1) copy of any Registration Statement and any amendment thereto, each related preliminary prospectus and prospectus and each amendment or supplement thereto, and, upon request of any Investor, each letter written by or on behalf of the Issuer to the SEC or the staff of the Division of Corporation Finance of the SEC, and each item of correspondence received by the Issuer from the SEC or the staff of the Division of Corporation Finance of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Issuer has sought confidential treatment), and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor that are covered by the related Registration Statement;

(v)  use its commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Issuer are then listed;

(vi)  otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, take such other actions as may be reasonable necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder. “Availability Date” means the forty-fifth (45th) day following the end of the first fiscal quarter ending after the first anniversary of the effective date of such Registration Statement, except that, if such first quarter is the last quarter of the Issuer’s fiscal year, “Availability Date” means the ninetieth (90th) day after the end of such first fiscal quarter);

(vii)  with a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Issuer covenants and agrees to use its commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Issuer under the Exchange Act; and (iii) furnish to an Investor upon request, as long as such Investor owns at least 10,000 shares of Registrable Securities, (A) a written statement by the Issuer that it has complied in all material respects with the reporting requirements of the Exchange Act, (B) a copy of the Issuer’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration;

(viii)  notify the Holders promptly when the Registration Statement is declared effective by the SEC, and furnish to each Holder such number of prospectuses, including preliminary prospectuses, and other documents incident thereto as the Holders may reasonably request from time to time;

(ix)  use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions of the United States where an exemption is not available and as any Holder may reasonably request to enable such Holder to consummate the disposition in such jurisdiction of the Registrable Securities; provided that in no event will the Issuer be required to: (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to be so qualified; (y) consent to general service of process in any such jurisdiction; or (z) subject itself to taxation in any jurisdiction where it is not already subject to taxation;

(x)  notify the Holders at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and, subject to Section 6.11 hereof, prepare a supplement or amendment to such prospectus, so that, as thereafter delivered to purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xi)  with a view to making available to the Holders the benefits of certain rules and regulations of the SEC that at any time permit the sale of the Registrable Securities to the public without registration, so long as any Registrable Securities are outstanding, use its commercially reasonable efforts for a period of two (2) years following the date of the Closing:

(1)	to make and keep public information available, as those terms are understood and defined in Rule 144(c); and

(2)	to file with the SEC in a timely manner all reports and other documents required to be filed by the Issuer under the Exchange Act; and

(xii)  advise the Holders promptly after receiving notice or obtaining knowledge of the existence of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat in writing of any proceeding for that purpose, use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time, and promptly notify the Investors of the lifting or withdrawal of any such order.

(b)  Notwithstanding anything stated or implied to the contrary in Section 6.3(a) hereof, the Issuer shall not be required to consent to or participate or cooperate in connection with any underwritten offering of the Registrable Securities or to any specific underwriter participating in any underwritten public offering of the Registrable Securities.

(c)  Each Holder agrees to deliver a Notice and Questionnaire in the form attached hereto as Exhibit E (the “Notice and Questionnaire”) to the Issuer at least seven (7) Business Days prior to any distribution by it of Registrable Securities under the Registration Statement. From and after the date the Registration Statement is declared effective, the Issuer shall, as promptly as is practicable after the date a Notice and Questionnaire is delivered, and in any event within the later of seven (7) Business Days after such date, or seven (7) Business Days after the expiration of any Suspension Period in effect when the Notice and Questionnaire are delivered to the Issuer or which comes into effect within seven (7) Business Days of such delivery: (i) if required by applicable law, file with the SEC a post-effective amendment to the Registration Statement or prepare and, if required by applicable law, file a supplement to the related prospectus or an amendment or supplement to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling holder in the Registration Statement and the related prospectus and so that such Holder is permitted to deliver such prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Issuer shall file a post-effective amendment to the Registration Statement, use commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable; (ii) provide such Holder copies of any documents filed pursuant to this Section 6.3(c); and (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to this Section 6.3(c); provided that if such Notice and Questionnaire is delivered during a Suspension Period, the Issuer shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Suspension Period in accordance with Section 6.11 hereof. Notwithstanding anything contained herein to the contrary, the Issuer shall be under no obligation to name any Person that is not a Holder as a selling holder in the Registration Statement or related prospectus; provided that any Person that becomes a Holder pursuant to the provisions of Section 6.1 hereof (whether or not such Person was a Holder at the time the Registration Statement was declared effective) shall be named as a selling holder in the Registration Statement or related prospectus in accordance with the requirements of this Section 6.3(c).

(d)  Each Holder agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 6.3(a)(iv) hereof, and subject to Section 6.11 hereof, such Holder will forthwith discontinue such Holder’s disposition of Registrable Securities pursuant to the Registration Statement until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 6.3(a)(iv) hereof and, if so directed by the Issuer, will deliver to the Issuer at the Issuer’s expense all copies, other than permanent file copies, then in such Holder’s possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

6.4  Incidental Registration.

(a)  Subject to Section 6.4(b) hereof and Section 6.4(c) hereof, if at any time prior to the filing of a Registration Statement in connection with the Required Registration the Issuer proposes to register under the Securities Act any shares of the same class as any of the Registrable Securities (whether in an underwritten public offering or otherwise and whether or not for the account of the Issuer or for any stockholder of the Issuer), in a manner that would permit the registration under the Securities Act of Registrable Securities for sale to the public, the Issuer will give written notice to each Holder of its intention to do so not later than twenty (20) days prior to the anticipated filing date of the applicable Registration Statement. Any Holder may elect to participate in such registration on the same basis as the planned method of distribution contemplated by the proposed Registration Statement by delivering to the Issuer written notice of its election, in the form of the Notice and Questionnaire, within fifteen (15) days after its receipt of the Issuer’s notice pursuant to this Section 6.4(a). A Holder’s election pursuant to this Section 6.4(a) must (i) specify the amount of Registrable Securities desired to be included in such Registration Statement by such Holder and (ii) include any other information that the Issuer reasonably requests be included in such Registration Statement. Upon its receipt of a Holder’s election pursuant to this Section 6.4(a), the Issuer will, subject to Section 6.5 hereof, use its commercially reasonable efforts to include in such Registration Statement all Registrable Securities requested to be included. Any registration of Registrable Securities pursuant to this Section 6.4 is referred to as an “Incidental Registration”, and any Holder whose Registrable Securities are included at the request of such Holder in an Incidental Registration pursuant to this Section 6.4 is referred to as a “Selling Stockholder.”

(b)  The Issuer shall have no obligation under this Section 6.4 with respect to any registration effected pursuant to a registration statement on Form S-4 (or any other registration statement registering shares issued in a merger, consolidation, acquisition, or similar transaction) or Form S-8, or any successor or comparable forms, or a registration statement filed in connection with an exchange offer or any offering of securities solely to the Issuer’s existing stockholders or otherwise pursuant to a dividend reinvestment plan, stock purchase plan or other employee benefit plan.

(c)  The Issuer shall have no obligation under this Section 6.4 with respect to any registration initiated by one or more Third-Party Demand Stockholders pursuant to one or more registration rights agreements under which the rights of all such Third-Party Demand Stockholders are pari passu, if:

(i)  the applicable agreement between the Issuer and such Third-Party Demand Stockholders that provides for such registration rights prohibits the inclusion in such registration of securities other than those offered by such Third-Party Demand Stockholders and the Issuer, and

(ii)  no securities other than those offered by such Third-Party Demand Stockholders are included in such registration.

6.5  Limitation on Inclusion of Registrable Securities; Priorities. If the proposed method of distribution in connection with an Incidental Registration is an underwritten public offering and the lead managing underwriter thereof determines in good faith that the amount of securities to be included in such offering would adversely affect such offering (including an adverse effect on the price at which the securities proposed to be registered may be sold), the amount of securities to be offered may be reduced or limited to the extent necessary to reduce the total number of securities to be included in such offering to the amount recommended by the lead managing underwriter as follows:

(a)  in connection with an offering initiated by the Issuer, if securities are being offered for the account of other Persons (including any Holders) such reduction shall be made:

(i)  first, from the securities intended to be offered by such other Persons (including any Holders), on a pro rata basis, based on the number of Registrable Securities and other securities that are requested to be included in such offering; and

(ii)  second, from the number of securities to be offered for the account of the Issuer;

(b)  in connection with an offering initiated by a Third-Party Demand Stockholder, such reduction shall be made:

(i)  first, from securities held by Persons who are not (A) Holders, (B) Third-Party Demand Stockholders or (C) other stockholders entitled under any agreement between them and the Issuer to participate pari passu with the Selling Stockholders in such Incidental Registration, and from securities being offered for the account of the Issuer, allocated between the Issuer and such other Persons as the Issuer may determine, subject to any agreements between the Issuer and such other Persons;

(ii)  second, from the number of Registrable Securities requested to be included in such offering by the Selling Stockholders and any other stockholders entitled under any agreements between them and the Issuer to participate pari passu with the Selling Stockholders in such Incidental Registration, on a pro rata basis, based on the number of Registrable Securities and other securities which are requested to be included in the registration; and

(iii)  last, from securities being offered by the Third-Party Demand Stockholders.

6.6  Withdrawal by Selling Stockholder. Each Selling Stockholder may, no less than five (5) Business Days before the anticipated effective date of the applicable Registration Statement for an Incidental Registration, withdraw some or all of its Registrable Securities from inclusion in such Registration Statement. No such withdrawal shall relieve any withdrawing Selling Stockholder of its obligation to pay expenses under Section 6.9 hereof.

6.7  Underwriters; Underwriting Agreement. In connection with any Incidental Registration involving an underwritten public offering of securities for the account of the Issuer or a Third-Party Demand Stockholder, (a) the managing and lead underwriter(s) shall be selected by the Issuer, unless otherwise provided in any agreement between the Issuer and any Third-Party Demand Stockholder, and (b) each Selling Stockholder electing to participate in the Incidental Registration shall, as a condition to the Issuer’s obligation under this Article 6 to include such Selling Stockholder’s Registrable Securities in such Incidental Registration, enter into and perform its obligations under an underwriting agreement or other similar arrangement in customary form with the managing underwriter(s) of such offering. Notwithstanding anything stated or implied to the contrary in this Article 6, the Issuer shall not be required to consent to or participate or cooperate in connection with any underwritten offering of the Registrable Securities or to any specific underwriter participating in any underwritten public offering of the Registrable Securities.

6.8  Registration Procedures.

(a)  Whenever the Issuer is obligated by the provisions of Section 6.4(a) hereof to effect the registration of any Registrable Securities under the Securities Act, the Issuer shall, to the extent applicable to the Registration Statement:

(i)  use its commercially reasonable efforts to cause the applicable Registration Statement to become effective as promptly as practicable, and to prepare and file with the SEC any amendments and supplements to the Registration Statement and to the prospectus used in connection therewith as may be necessary to keep the Registration Statement and such prospectus effective, current and in compliance with the provisions of the Securities Act during the periods when the Issuer is required, pursuant to the applicable registration rights agreement(s) between the Issuer and Third-Party Demand Stockholders or otherwise, to keep the Registration Statement effective and current;

(ii)  notify the Selling Stockholders promptly when the Registration Statement is declared effective by the SEC, and furnish such number of prospectuses, including preliminary prospectuses, and other documents incident thereto as the Selling Stockholders may reasonably request from time to time;

(iii)  use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions of the United States where an exemption is not available and as the Persons holding a majority of the securities covered by such Registration Statement may reasonably request to enable such Person or Persons to consummate the disposition of the Registrable Securities in such jurisdiction; provided that in no event will the Issuer be required to: (x) qualify to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to be so qualified; (y) consent to general service of process in any such jurisdiction; or (z) subject itself to taxation in any jurisdiction where it is not already subject to taxation;

(iv)  notify the Selling Stockholders at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act of the happening of a Suspension Event or any other event as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and, subject to Section 6.11 hereof, prepare a supplement or amendment to such prospectus, so that, as thereafter delivered to purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(v)  advise the Selling Stockholders promptly after receiving notice or obtaining knowledge of the existence of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time, and promptly notify the Selling Stockholders of the lifting or withdrawal of any such order.

(b)  Each Selling Stockholder agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 6.8(a)(iv) hereof, such Selling Stockholder will forthwith discontinue such Selling Stockholder’s disposition of Registrable Securities pursuant to the Registration Statement until such Selling Stockholder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 6.8(a)(iv) hereof and, if so directed by the Issuer, will deliver to the Issuer at the Issuer’s expense all copies, other than permanent file copies, then in such Selling Stockholder’s possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

6.9  Expenses. Except as required by law, all expenses incurred by the Issuer in complying with this Article 6, including, without limitation, all registration, application, qualification, filing, listing, transfer and registrar fees; printing expenses; fees and disbursements of counsel and accountants for the Issuer; and blue sky fees and expenses (including fees and disbursements of Issuer’s counsel related to all blue sky matters) incurred in connection with any registration, qualification or compliance pursuant to this Article 6 shall be borne by the Issuer. All underwriting or brokerage discounts and selling commissions applicable to a sale incurred in connection with any registration of Registrable Securities and the legal fees and other expenses of a Holder or Selling Stockholder shall be borne by such Holder or Selling Stockholder; provided that the Issuer shall pay the fees and expenses of one legal counsel for all Selling Stockholders or Holders in an amount up to a maximum of $35,000.

6.10  Further Information. Each Holder, in the case of a Required Registration, and each Selling Stockholder, in the case of an Incidental Registration, shall cooperate with the Issuer in connection with the preparation of the Registration Statement, and for so long as the Issuer is obligated to keep the Registration Statement effective, such Holder or Selling Stockholder, as the case may be, will provide to the Issuer, in writing, for use in the Registration Statement, all information regarding such Holder or Selling Stockholder, as the case may be, its intended method of disposition of the applicable Registrable Securities, and such other information as the Issuer may reasonably request to prepare the Registration Statement and prospectus covering the Registrable Securities and to maintain the currency and effectiveness thereof. Each Holder and each Selling Stockholder shall indemnify the Issuer with respect to such information in accordance with Section 7.2 hereof.

6.11  Right of Suspension.

(a)  Notwithstanding any other provision of this Agreement or any related agreement to the contrary, the Issuer shall have the right, at any time, to suspend the availability of the Registration Statement and the related prospectus and offers and sales of the Registrable Securities pursuant thereto whenever, in the good-faith judgment of the management of the Issuer: (i) continuing such availability or permitting such offers and sales could reasonably be expected to have an adverse effect upon a pending or proposed significant corporate event, or negotiations, discussions or pending proposals with respect thereto; (ii) there exists a material development or a potential material development with respect to or involving the Issuer that the Issuer would be obligated to disclose in the prospectus used in connection with the Registration Statement, which disclosure, in the good-faith judgment of the Issuer, after consultation with counsel, would be premature or otherwise inadvisable at such time; (iii) the Registration Statement or any document incorporated or deemed to be incorporated therein by reference contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iv) the prospectus included in the Registration Statement, as supplemented from time to time, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (each of the events described in clauses (i), (ii), (iii) and (iv), a “Suspension Event”). In the event that a Suspension Event shall occur and the Issuer shall determine to suspend the availability of the Registration Statement and offers and sales of the Registrable Securities pursuant thereto, the Issuer shall, in addition to performing those acts required to be performed under the Securities Act and/or the Exchange Act or deemed advisable by the Issuer, deliver to the Holders or the Selling Stockholders, as applicable, written notice thereof, signed by an officer of the Issuer. Upon receipt of such notice, the Holders or the Selling Stockholders, as applicable, shall discontinue disposition of the Registrable Securities pursuant to the Registration Statement and prospectus until such Holders or Selling Stockholders: (A) are advised in writing by the Issuer that the use of the Registration Statement and related prospectus (and offers and sales thereunder) may be resumed; (B) have received copies of a supplemental or amended prospectus, if applicable; and (C) have received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference into such prospectus. The Issuer will use commercially reasonable efforts to ensure that the use of the Registration Statement and prospectus may be resumed as promptly as practicable.

(b)  The Issuer’s right to suspend the effectiveness of the Registration Statement and the offers and sales of the Registrable Securities pursuant thereto, as described in Section 6.11(a) hereof, shall be for a period of time (the “Suspension Period”) beginning on the date of the occurrence of the Suspension Event and expiring on the earlier to occur of: (i) the date on which the Suspension Event ceases; or (ii) thirty (30) days after the date of the occurrence of the Suspension Event; provided that there shall not be more than two (2) Suspension Periods in any twelve (12)-month period.

6.12  Transfer of Shares. Notwithstanding any other provision of this Agreement, an Investor may transfer all or any part of its Securities to any Person under common management with such Investor, provided that: (a) such transferee agrees in writing with the Issuer to be bound by Articles 6, 7 and 9 of this Agreement; and (b) any such transfer shall be effected in full compliance with all applicable federal and state securities laws, including, without limitation, the Securities Act and the rules of the SEC promulgated thereunder. The Issuer will effect such transfer of restricted certificates and, if the Securities to be transferred are Registrable Securities registered under an effective Registration Statement, then upon receipt of the Notice and Questionnaire from the transferee, the Issuer will promptly amend the prospectus forming a part of the Registration Statement to add or replace such transferee as a Selling Stockholder in the Registration Statement, provided that such transferor and transferee shall be required to provide the Issuer with the information requested of such Investor in this Agreement, information reasonably necessary for the Issuer to determine that the transfer was effected in accordance with all applicable federal and state securities laws, including, without limitation, the Securities Act and the rules of the SEC promulgated thereunder, and all other information reasonably requested by the Issuer from time to time in connection with any transfer, registration, qualification or compliance referred to in Section 6.10 hereof.

7.  INDEMNIFICATION.

7.1  Indemnification by the Issuer. The Issuer will indemnify and hold harmless each Holder or Selling Stockholder of Shares and/or Warrant Shares covered by a Registration Statement pursuant to the provisions of Article 6 hereof, any Person who controls such Holder or Selling Stockholder within the meaning of the Securities Act, and any officer, director, investment adviser, employee, agent, partner, member or Affiliate of such Holder or Selling Stockholder (each, a “Holder/Selling Stockholder Indemnified Party”), from and against, and will promptly reimburse each such Holder/Selling Stockholder Indemnified Party with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which such Holder/Selling Stockholder or any such Holder/Selling Stockholder Indemnified Party may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon: (a) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto; (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary prospectus or prospectus, in light of the circumstances under which they were made) not misleading; or (c) any inaccurate representation or breach of any warranty, agreement or covenant of the Issuer contained herein; provided that the Issuer will not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission (i) made in reliance on and conformity with information furnished by any Holder or Selling Stockholder, as applicable, in writing specifically for use in the preparation thereof or (ii) which was cured in an amendment or supplement to the prospectus (or any amendment or supplement thereto) delivered to the Holder or Selling Stockholder, as applicable, on a timely basis to permit proper delivery thereof prior to the date on which any Shares or Warrant Shares were transferred or sold by such Holder or Selling Stockholder, as applicable.

7.2  Indemnification by the Holder or Selling Stockholder. Each Holder and each Selling Stockholder of Shares and/or Warrant Shares covered by a Registration Statement pursuant to the provisions of Article 6 hereof will, severally and not jointly, indemnify and hold harmless the Issuer, any Person who controls the Issuer within the meaning of the Securities Act, and any officer, director, employee, agent, partner, member or Affiliate of the Issuer (each, an “Issuer Indemnified Party”) from and against, and will promptly reimburse the Issuer Indemnified Parties with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs or expenses to which such Issuer Indemnified Parties may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon: (a) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto; or (b) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary prospectus or prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance on and conformity with written information furnished by such Holder or Selling Stockholder specifically for use in the preparation thereof; provided that the liability of any Holder or Selling Stockholder pursuant to this Section 7.2 shall be limited to an amount not to exceed the net proceeds received by such Holder or Selling Stockholder from the sale of Registrable Securities pursuant to the Registration Statement which gives rise to such obligation to indemnify.

7.3  Procedures.

(a)  Promptly after receipt by a party entitled to be indemnified pursuant to the provisions of Section 7.1 or Section 7.2 hereof, as applicable, of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of Section 7.1 or Section 7.2 hereof, notify the indemnifying party of the commencement thereof; provided that the failure to so notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to an indemnified party otherwise than under this Article 7, and shall not relieve the indemnifying party from liability under this Article 7, except to the extent that such indemnifying party is materially prejudiced by such failure. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under Section 7.1 or Section 7.2 hereof for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the written consent of the indemnifying party. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such action, claim or litigation.

(b)  If the indemnification provided for in this Article 7 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under the above paragraphs of this Article  7 in respect to any claims, actions, demands, losses, damages, liabilities, costs or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any claims, actions, demands, losses, damages, liabilities, costs or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Investors from the private placement of Securities hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Issuer and the Investors in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement and/or the Registration Statement which resulted in such claims, actions, demands, losses, damages, liabilities, costs or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Issuer on the one hand and each Investor on the other shall be deemed to be in the same proportion as the amount paid by the Investor to the Issuer pursuant to this Agreement for the Shares purchased by the Investor that were sold pursuant to the Registration Statement bears to the difference (the “Difference”) between the amount the Investor paid for the Shares that were sold pursuant to the Registration Statement and the amount received by the Investor from such sale. The relative fault of the Issuer, on the one hand, and each Investor on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Issuer or by the Investors and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the claims, actions, demands, losses, damages, liabilities, costs or expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7.3(a) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 7.3(a) hereof with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this Section 7.3(b); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under Section 7.3(a) hereof for purposes of indemnification. The Issuer and each Investor agree that it would not be just and equitable if contribution pursuant to this Section 7.3(b) were determined solely by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, no Investor shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investor’s obligations to contribute pursuant to this Section 7.3 are several and not joint.

8.  CONDITIONS TO CLOSING.

8.1  Conditions to the Obligations of the Investors. The obligation of the Investors to proceed with the Closing is subject to the following conditions:

(a)  Representations and Warranties. Each of the representations and warranties of the Issuer contained in this Agreement, as qualified by the Disclosure Schedule, shall be true and correct in all material respects as of the Closing as though made on and as of the Closing, except: (i) for changes specifically permitted by this Agreement; and (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date.

(b)  Agreement and Covenants. The Issuer shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing.

(c)  No Order. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction, or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Closing or any transaction contemplated by this Agreement.

(d)  Trading. From and after the date hereof until the Closing, each of the following conditions will remain in effect: (i) the trading of the Common Stock shall not have been suspended by the SEC or on the OTCBB; and (ii) trading in securities generally on the OTCBB shall not have been suspended.

(e)  Officer’s Certificate. The Issuer shall have delivered a Certificate, executed on behalf of the Issuer by its Chief Executive Officer or its Chief Financial Officer, dated as of the date of the Closing, certifying to the fulfillment of the conditions specified in Sections 8.1(a) and (b).

(f)  Secretary’s Certificate The Issuer shall have delivered a Certificate, executed on behalf of the Issuer by its Secretary, dated as of the date of the Closing, certifying the resolutions adopted by the Board of Directors of the Issuer approving the transactions contemplated by this Agreement and the issuance of the Securities, certifying the current versions of the Certificate of Incorporation and Bylaws and certifying as to the signatures and authority of persons signing this Agreement on behalf of the Issuer.

(g)  Legal Opinion. The Investors shall have received an opinion from Paul, Hastings, Janofsky & Walker LLP, the Issuer’s counsel, dated as of the date of the Closing, in form and substance reasonably acceptable to Morrison & Foerster LLP and addressing such legal matters as the Investors may reasonably request.

(h)  Issuer Series A Preferred Stock. Each holder of outstanding shares of the Issuer’s Series A Preferred Stock shall have executed a Conversion Agreement in substantially the form attached as Exhibit F hereto.

(i)  Waiver and Acknowledgment. SCO Financial Group LLC shall have executed a Waiver and Acknowledgement in substantially the form attached as Exhibit G hereto.

8.2  Conditions to the Obligations of the Issuer. The obligation of the Issuer to proceed with the Closing is subject to the following conditions, any and all of which may be waived by the Issuer, in whole or in part, to the extent permitted by applicable law:

(a)  Representations and Warranties. Each of the representations and warranties of each of the Investors contained in this Agreement shall be true and correct as of the Closing as though made on and as of the Closing, except: (i) for changes specifically permitted by this Agreement; and (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date. Unless the Issuer receives written notification to the contrary at the Closing, the Issuer shall be entitled to assume that the preceding sentence is accurate in all respects at the Closing.

(b)  Agreement and Covenants. Each Investor shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing. Unless the Issuer receives written notification to the contrary at the Closing, the Issuer shall be entitled to assume that the preceding sentence is accurate in all respects at the Closing.

(c)  No Order. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction, or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Closing or any transaction contemplated by this Agreement.

9.  MISCELLANEOUS.

9.1  Defined Terms. As used herein the following terms shall have the following meanings:

(a)  “Additional Closing” has the meaning specified in Section 2.2 of this Agreement.

(b)  “Additional Investor” has the meaning specified in Section 2.2 of this Agreement.

(c)  “Affiliate” has the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the date hereof.

(d)  “Agreement” has the meaning specified in the preamble to this Agreement.

(e)  “Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which either (i) the SEC or (ii) banking institutions in the State of New York are authorized or required by law or other governmental action to close.

(f)  “Closing” has the meaning specified in Section 2.1 of this Agreement.

(g)  “Common Stock” has the meaning specified in the Recitals to this Agreement.

(h)  “Confidential Information” has the meaning specified in Section 5.6 of this Agreement.

(i)  “Contract” means any indenture, lease, sublease, loan agreement, mortgage, note, restriction, commitment, obligation or other contract, agreement or instrument.

(j)  “Disclosure Schedule” has the meaning specified in Section 3 of this Agreement.

(k)  “EDGAR” has the meaning specified in Section 3.8 of this Agreement.

(l)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)  “GAAP” means generally accepted accounting principles in effect in the United States of America.

(n)  “Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any entity or official exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

(o)  “Holder” has the meaning specified in Section 6.1 of this Agreement.

(p)  “Holder/Selling Stockholder Indemnified Party” has the meaning specified in Section 7.1 of this Agreement.

(q)  “Incidental Registration” has the meaning specified in Section 6.4(a) of this Agreement.

(r)  “Investor” has the meaning specified in the preamble to this Agreement, as modified in Section 1.1 of this Agreement.

(s)  “Investor Material Adverse Effect” means any effect, change, development, event or circumstance that, considered together with all other effects, changes, developments, events or circumstances, is or could reasonably be expected to be or to become materially adverse to, or has or could reasonably be expected to have or to result in a material adverse effect on, (a) the right or ability of any Investor to vote or otherwise exercise ownership rights with respect to the Securities, or (b) any of the rights of an Investor under this Agreement.

(t)  “Issuer” means Aeolus Pharmaceuticals, Inc., a Delaware corporation.

(u)  “Issuer Indemnified Party” has the meaning specified in Section 7.2 of this Agreement.

(v)  “Issuer Material Adverse Effect” means any effect, change, development, event or circumstance that, considered together with all other effects, changes, developments, events or circumstances, is or could reasonably be expected to be or to become materially adverse to, or has or could reasonably be expected to have or to result in a material adverse effect on, (a) the business (as currently conducted or proposed to be conducted), condition (financial or otherwise), cash position, liquidity, working capital, capitalization, assets (tangible or intangible), liabilities (fixed, contingent or otherwise), operations or cash flow financial performance of the Issuer and the Subsidiary, taken together as a whole, or (b) the ability of the Issuer to consummate the transactions contemplated by this Agreement or to perform any of its obligations under this Agreement.

(w)  “Issuer’s Knowledge,” (i) for purposes other than Section 3.11 of this Agreement, means the actual knowledge of Richard P. Burgoon, Jr., John L. McManus or Michael P. McManus, following commercially reasonable investigation, and (ii) for purposes of Section 3.11 of this Agreement only, means the actual knowledge of Richard P. Burgoon, Jr. and Brian Day following an investigation of all written materials of the Issuer in its possession.

(x)  “Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind.

(y)  “Manual” has the meaning specified in Section 5.9(b) of this Agreement.

(z)  “Majority Investors” has the meaning specified in Section 2.3(a) of this Agreement.

(aa)   “Notice and Questionnaire” has the meaning specified in Section 6.3(c) of this Agreement.

(bb)  “Offering” has the meaning specified in the Recitals to this Agreement.

(cc)  “Options” has the meaning specified in Section 3.9 of this Agreement.

(dd)  “OTCBB” has the meaning specified in Section 3.20 of this Agreement.

(ee)  “Permit” means any permit, certificate, consent, approval, authorization, order, license, variance, franchise or other similar indicia of authority issued or granted by any Governmental Authority.

(ff)  “Person” means a natural person, partnership, corporation, limited liability company, business trust, joint stock company, estate, trust, unincorporated association, joint venture, Governmental Authority or other entity, of whatever nature.

(gg)  “Placement Agent Warrants” has the meaning specified in Section 1.1 of this Agreement.

(hh)  “Purchase Price” has the meaning specified in Section 1.1 of this Agreement.

(ii)  “Register”, “registered” and “registration” refer to a registration of the offering and sale or resale of Common Stock effected by preparing and filing with the SEC a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

(jj)  “Registered Intellectual Property” means any Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued, filed with or recorded by any Governmental Authority, including (i) issued patents and patent applications, (ii) trademark registrations and applications and (iii) copyright registrations and applications.

(kk)  “Registrable Securities” means all Shares and Warrant Shares acquired by the Investors pursuant to this Agreement and any other shares of Common Stock or other securities issued in respect of such Shares or Warrant Shares by way of a stock dividend or stock split or in connection with a combination or subdivision of the Common Stock or by way of a recapitalization, merger or consolidation or reorganization of the Issuer; provided that as to any particular securities, such securities will cease to be Registrable Securities when they (i) have been sold pursuant to a Registration Statement or in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act or (ii) can then be sold by the Holder without registration under the Securities Act pursuant to Rule 144(k).

(ll)  “Registration Deadline” has the meaning specified in Section 6.2 of this Agreement.

(mm)  “Registration Statement” means a registration statement (including the related prospectus) of the Issuer under the Securities Act on any form selected by the Issuer for which it then qualifies and which permits the sale thereunder of the number and type of Registrable Securities (and any other securities of the Issuer) to be included therein in accordance with this Agreement by the applicable sellers in the manner described therein. The term “Registration Statement” also shall include all exhibits, financial statements and schedules and documents incorporated by reference in such Registration Statement when it becomes effective under the Securities Act, and in the case of the references to the Registration Statement as of a date subsequent to its effective date, as amended or supplemented as of such date.

(nn)  “Required Registration” has the meaning specified in Section 6.2 of this Agreement.

(oo)  “Requirements of Law” means as to any Person, the certificate of incorporation, by-laws or other organizational or governing documents of such Person, and any domestic or foreign federal, state or local law, rule, regulation, statute or ordinance or determination of any arbitrator or a court or other Governmental Authority, in each case applicable to, or binding upon, such Person or any of its properties or to which such Person or any of its property is subject.

(pp)  “Rule 144” means Rule 144 promulgated under the Securities Act, or any successor thereto.

(qq)  “SEC” means the Securities and Exchange Commission.

(rr)  “Securities” has the meaning specified in Section 1.1 of this Agreement.

(ss)  “Selling Stockholder” has the meaning specified in Section 6.4(a) of this Agreement.

(tt)  “Securities Act” means the Securities Act of 1933, as amended.

(uu)  “Shares” has the meaning specified in Section 1.1 of this Agreement.

(vv)  “Short Sales” means all “short sales” as defined in Rule 3b-3 of the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers having the effect of hedging the securities or investment made under this Agreement.

(ww)  “Subsidiary” has the meaning specified in Section 3.1 of this Agreement.

(xx)  “Suspension Event” has the meaning specified in Section 6.11(a) of this Agreement.

(yy)  “Suspension Period” has the meaning specified in Section 6.11(b) of this Agreement.

(zz)  “Third-Party Demand Stockholder” means any Person having the right to require that the Issuer effect a registration under the Securities Act of securities owned by such Person, other than pursuant to this Agreement, and any other Person exercising incidental rights of registration pursuant to the agreement under which such first Person has the right to require registration.

(aaa)  “Trading Activities” means any of the following: (a) any Short Sales involving the Issuer’s securities; (b) the establishment of or change in any “put equivalent position” with the meaning of Rule 16b-3 of the Exchange Act with respect to the Issuer’s securities; and (c) any other transactions in the securities of the Issuer.

(bbb)  “Warrants” has the meaning specified in Section 1.1 of this Agreement.

(ccc)  “Warrant Shares” has the meaning specified in Section 1.1 of this Agreement.

9.2  Other Definitional Provisions.

(a)  All terms defined in this Agreement shall have the defined meanings when used in any certificates, reports or other documents made or delivered pursuant hereto or thereto, unless the context otherwise requires.

(b)  Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

(c)  All accounting terms shall have a meaning determined in accordance with GAAP.

(d)  The words “hereof,” “herein” and “hereunder,” and words of similar import, when used in this Agreement shall refer to this Agreement as a whole (including any exhibits and schedules hereto) and not to any particular provision of this Agreement.

9.3  Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described: (i) if given by personal delivery, then such notice shall be deemed given upon such delivery; (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (A) if sent during normal business hours of the recipient; or (B) if not, then on the next Business Day after such receipt; (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three (3) days after such notice is deposited in first class mail, postage prepaid; and (iv) if given by an internationally recognized overnight air courier, specifying two day delivery, then such notice shall be deemed given the second Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten (10) days’ advance written notice to the other party:

If to the Issuer:

Aeolus Pharmaceuticals, Inc.
c/o Michael P. McManus
23811 Inverness Place
Laguna Niguel, CA 92677
Facsimile: (949) 481-9829

With a copy (which shall not constitute notice to the Issuer) to:
Paul, Hastings, Janofsky & Walker LLP
3579 Valley Centre Drive
San Diego, CA 92130
Attention: Leigh P. Ryan, Esq.
Facsimile: (858) 720-2555

If to the Investors, to the addresses set forth on the signature pages hereto.

If to Morrison & Foerster LLP:

Morrison & Foerster LLP
12531 High Bluff Drive, Ste. 100
San Diego, CA 92130
Attention: Jeremy D. Glaser, Esq.
Facsimile: (858) 720-5125

9.4  Entire Agreement. This Agreement (including the exhibits and schedules attached hereto) and other documents delivered at the Closing pursuant hereto, contain the entire understanding of the parties in respect of its subject matter and supersede all prior agreements and understandings between the parties with respect to such subject matter.

9.5  Expenses; Taxes. Except as otherwise provided in this Agreement, the parties shall pay their own fees and expenses, including their own counsel fees and expenses, incurred in connection with this Agreement or any transaction contemplated hereby; provided that the Issuer shall pay the reasonable and documented legal fees and expenses of two (2) special counsels to the Investors up to an aggregate amount of $75,000. Any sales tax, stamp duty, deed transfer or other tax (except taxes based on the income of the Investors) arising out of the issuance of the Securities (but not with respect to subsequent transfers) by the Issuer to the Investors and consummation of the transactions contemplated by this Agreement shall be paid by the Issuer. The Issuer shall reimburse the Investors upon demand for all reasonable out-of-pocket expenses incurred by the Investors, including without limitation, reimbursement of attorneys’ fees and disbursements, in connection with any amendment, modification or waiver of this Agreement or the Warrants. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the Warrants, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys’ fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

9.6  Amendment; Waiver. This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by the Issuer and the Holders of a majority of the Registrable Securities. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege hereunder. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

9.7  Binding Effect; Assignment. The rights and obligations of this Agreement shall bind and inure to the benefit of the parties and their respective successors and legal assigns. The rights and obligations of the Issuer pursuant to this Agreement may not be assigned to any third party without the prior written consent of the Holders of a majority of the Registrable Securities.

9.8  Counterparts; Facsimile Signature. This Agreement may be executed by facsimile signature and in any number of counterparts, including counterparts transmitted by facsimile or other electronic transmission, each of which shall be an original but all of which together shall constitute one and the same instrument.

9.9  Headings. The headings contained in this Agreement are for convenience of reference only and are not to be given any legal effect and shall not affect the meaning or interpretation of this Agreement.

9.10  Governing Law; Interpretation. The validity, interpretation and performance of this Agreement shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts made and to be performed entirely within such State, regardless of the law that might be applied under principles of conflicts of law. The Issuer and the Investors each irrevocably submits to the exclusive jurisdiction of the state and federal courts located in California for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. The Issuer and the Investors each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Issuer and the Investors each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

9.11  Severability. The parties stipulate that the terms and provisions of this Agreement are fair and reasonable as of the date of this Agreement. However, in the event any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If, moreover, any of those provisions shall for any reason be determined by a court of competent jurisdiction to be unenforceable because excessively broad or vague as to duration, activity or subject, it shall be construed by limiting, reducing or defining it, so as to be enforceable.

9.12  Independent Nature of Investors' Obligations and Rights. The obligations of each Investor under this Agreement and the Warrants are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Warrant. Nothing contained herein or in the Warrants, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by such agreement. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the Warrants, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor represents that it has been represented by its own separate legal counsel in its review and negotiation of this Agreement and the Warrants. For reasons of administrative convenience only, the Investors acknowledge and agree that they and their respective counsel have chosen to communicate with the Issuer through Morrison & Foerster LLP, but Morrison & Foerster LLP does not represent any of the Investors in this transaction other than Efficacy Capital.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed and delivered as of the date first written above.

ISSUER:

Aeolus Pharmaceuticals, Inc.

By:	/s/ Richard P. Burgoon
Name: Richard P. Burgoon
Title: Chief Executive Officer

[INVESTOR COUNTERPART SIGNATURE PAGE]

NAME OF INVESTOR:	ADDRESS FOR NOTICE:

EFFICACY BIOTECH MASTER	Efficacy Capital Ltd.
FUND LTD.	11622 El Camino Real, Suite 100
San Diego, CA 92130

Attention: Mark Lappe

Tax Identification #: XX-XXXXXXX

SIGNATURE:

By: Efficacy Capital Ltd.
Its: Investment Manager

By:	/s/ Mark P. Lappe
Name: Mark P. Lappe
Title: Managing Partner

Date: June 5, 2006

Exact name to appear on stock certificate:	Number of Shares subscribed for:

EFFICACY BIOTECH MASTER FUND LTD.	9,800,000

Aggregate Purchase Price (see Section 1.1):
Category/categories pursuant to which Investor qualifies as an Accredited Investor as defined in Exhibit B to this Agreement (please indicate each applicable section number noted on Exhibit B to this Agreement):

$4,900,000.00	3

[INVESTOR COUNTERPART SIGNATURE PAGE]

NAME OF INVESTOR:	ADDRESS FOR NOTICE:

RONIN CAPITAL, LLC	Ronin Capital, LLC
230 S. LaSalle St., Suite 400
Chicago, IL 60604

Attention: Eric Dai

Tax Identification #: XX-XXXXXXX

SIGNATURE:

By:	/s/ John Stafford
	Name:	John Stafford III
	Title:	CEO

Date: June 5, 2006

Exact name to appear on stock certificate:	Number of Shares subscribed for:

Ronin Capital, LLC	200,000

Aggregate Purchase Price (see Section 1.1):
Category/categories pursuant to which Investor qualifies as an Accredited Investor as defined in Exhibit B to this Agreement (please indicate each applicable section number noted on Exhibit B to this Agreement):

$100,000.00	#8

EXHIBIT A1

FORM OF WARRANT

A-1

EXHIBIT A2

FORM OF WARRANT

A-2

EXHIBIT B

DEFINITION OF “ACCREDITED INVESTOR”

“Accredited Investor” shall mean any person who comes within any of the following categories, or who the Issuer reasonably believes comes within any of the following categories, at the time of the sale of the Securities to that person:

1.  Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

2.  Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

3.  Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

4.  Any director, executive officer, or general partner of the Issuer, or any director, executive officer, or general partner of a general partner of the Issuer;

5.  Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

6.  Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

7.  Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in 230.506(b)(2)(ii); and

8.  Any entity in which all of the equity owners are Accredited Investors.

B-1

EXHIBIT C

RISK FACTORS

SALES OR THE PERCEPTION OF FUTURE SALES OF OUR COMMON STOCK MAY DEPRESS OUR STOCK PRICE.

Sales of substantial numbers of shares of our Common Stock in the public market, or the perception that significant sales are likely, could adversely affect the market price of our Common Stock. Compliance with the registration rights provisions of this Subscription Agreement could create the perception that all Shares and Warrant Shares that are a part of this Offering will soon be available for sale. This number of Shares and Warrant Shares (i.e., 21,000,000) is far greater than the average trading volume for shares of our Common Stock. No prediction can be made as to the effect, if any, that market sales of such Shares and Warrant Shares will have on the market price of our Common Stock. Sales of substantial amounts of such Shares and Warrant Shares in the public market could adversely affect the market price of our Common Stock.

THE OFFERING PRICE OF THE SECURITIES MAY NOT BEAR ANY RELATIONSHIP TO OUR ASSETS, BOOK VALUE, EARNINGS HISTORY, OR OTHER ESTABLISHED CRITERIA. AS A RESULT, YOU MAY EXPERIENCE IMMEDIATE AND SUBSTANTIAL DILUTION.

The offering price of the Securities was established based on such factors as our capital requirements, financial conditions and prospects, percentage of ownership to be held by investors following this Offering, and the general condition of securities markets at the time of the Offering. The offering price does not necessarily bear any relationship to our assets, book value, earnings history or other established criteria of value. As a result, you may experience immediate and substantial dilution.

WE ARE UNABLE TO DETERMINE WITH CERTAINTY WHEN THE REGISTRATION STATEMENT TO BE FILED WITH THE SEC WILL BE DECLARED EFFECTIVE. CONSEQUENTLY, YOU MAY NOT BE ABLE TO SELL YOUR SHARES OR WARRANT SHARES FOR A SUBSTANTIAL PERIOD OF TIME.

Although we have undertaken to register the Shares and Warrant Shares for resale by you, you should be aware that we are unable to determine with certainty when the Registration Statement to be filed with the SEC will become effective. In addition, the SEC may seek to review our Registration Statement, in which case, the period necessary to achieve effectiveness of the Registration Statement with the SEC will be affected by our ability to provide the SEC with sufficient disclosures satisfactory to the SEC. The length of the SEC review process is uncertain and may extend to a number of months. As you are aware, the Shares and Warrant Shares being sold in this Offering are restricted in nature and may not be publicly resold absent the effectiveness of the Registration Statement or pursuant to an applicable exemption from registration. Consequently, you may not be able to sell your Shares and Warrant Shares for a substantial period of time.

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WE MAY ALLOCATE THE NET PROCEEDS OF THIS OFFERING IN WAYS WITH WHICH YOU MAY NOT AGREE.

We will have broad discretion in how we apply the net proceeds from this Offering. Because the net proceeds of this Offering are not required to be allocated to any specific investment or transaction, you cannot determine at this time the value or appropriateness of our application of the net proceeds, and you and other stockholders may not agree with our decisions.

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EXHIBIT D

PLAN OF DISTRIBUTION

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this Prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

- ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

- block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

- purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

- an exchange distribution in accordance with the rules of the applicable exchange;

- privately negotiated transactions;

- short sales effected after the date of this Prospectus;

- through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

- broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

- a combination of any such methods of sale; and

- any other method permitted pursuant to applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be "underwriters" within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are "underwriters" within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or until such earlier time that we reasonably determine, based on the advice of counsel, that each selling stockholder, acting independently of all other selling stockholders, will be eligible to sell under Rule 144 of the Securities Act all shares covered by this prospectus then owned by such selling stockholder within the volume limitations imposed by Rule 144(e) in the three-month period immediately following the termination of the effectiveness of the registration statement of which this prospectus forms a part.

EXHIBIT E

NOTICE AND QUESTIONNAIRE

The undersigned beneficial holder of Registrable Securities of Aeolus Pharmaceuticals, Inc. (the “Issuer”) understands that the Issuer has filed or intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), for the registration and resale of the Registrable Securities in accordance with the terms of the Subscription Agreement, dated as of June ___, 2006 (the “Subscription Agreement”), by and among the Issuer and the purchasers of the Issuer’s securities thereunder. The Subscription Agreement is available from the Issuer upon request at the address set forth below. All capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Subscription Agreement.

Each beneficial owner of Registrable Securities that has agreed to be bound by certain provisions of the Subscription Agreement is entitled to the benefits of the Subscription Agreement under such provisions. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Subscription Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Issuer as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Registration Statement.

Certain legal consequences may arise from being named as selling securityholders in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

Notice

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby requests that the Issuer include in the Registration Statement the Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Registration Statement. The undersigned Selling Stockholder, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Subscription Agreement.

The undersigned Selling Stockholder hereby provides the following information to the Issuer and represents and warrants that such information is accurate and complete:

Questionnaire

1.	(a)	Full Legal Name of Selling Stockholder: __________________________________________________

(b)
Full legal name of registered holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held: ______________________________________________________________

_______________________________________________________________________________________

(c)
Full legal name of broker-dealer or other third party through which Registrable Securities listed in (3) below are held: : _________________________________________________________________________________________________

_________________________________________________________________________________________________

(d)
Full legal name of DTC participant (if applicable and if not the same as (b) or (c) above) through which Registrable Securities listed in (3) below are held: ______________________________________________

_______________________________________________________________________________________

2.	Address for Notices to Selling Stockholder:

Telephone: ___________________________________________________________________________

Fax: __________________________________________________________________________________

Contact Person: _________________________________________________________________________

3.
Beneficial ownership of Registrable Securities:________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________

Unless otherwise indicated in the space provided below, all shares of common stock listed in response to Item (3) above, including all shares of common stock issued or issuable upon exercise of the Warrants held by the Selling Stockholder, will be included in the Registration Statement. If the undersigned does not wish all such shares of common stock to be so included, please indicate below the principal amount or the number of shares to be included: ___________________________________________________________________________________

4.	Beneficial Ownership of the Issuer’s securities owned by the Selling Stockholder: _________________________________________________________________________________________________

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Issuer other than the Registrable Securities listed above in Item (3).

(a)	Type and amount of other securities beneficially owned by the Selling Stockholder: _______________________________________________________________________________________

(b)	CUSIP No(s). of such other securities beneficially owned: ____________________________________________________________________

5.	Relationship with the Issuer:

Except as set forth below, neither the undersigned nor any of its Affiliates, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Issuer (or its predecessors or Affiliates) during the past three years.

State any exceptions to the foregoing here: _________________________________________________________

The undersigned Selling Stockholder acknowledges that it understands its obligation to comply with the provisions of the Exchange Act, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations) and the provisions of the Securities Act relating to prospectus delivery, in connection with any offering of Registrable Securities pursuant to the Registration Statement. The undersigned Selling Stockholder agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Stockholder hereby acknowledges its obligations under the Subscription Agreement to indemnify and hold harmless certain persons set forth therein. Pursuant to the Subscription Agreement, the Issuer has agreed under certain circumstances to indemnify the Selling Stockholders against certain liabilities.

In accordance with the undersigned Selling Stockholder’s obligation under the Subscription Agreement to provide such information as maybe required by law for inclusion in the Registration Statement, the undersigned Selling Stockholder agrees to promptly notify the Issuer of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective. All notices hereunder and pursuant to the Subscription Agreement shall be made in writing at the address set forth below.

In the event any Selling Stockholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Issuer, the Selling Stockholder will notify the transferees at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Subscription Agreement.

By signing below, the undersigned Selling Stockholder consents to the disclosure of the information contained herein in its answers to items (1) through (5) above and the inclusion of such information in the Registration Statement and any related prospectus. The undersigned Selling Stockholder understands that such information will be relied upon by the Issuer without independent investigation or inquiry in connection with the preparation or amendment of the Registration Statement and any related prospectus.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned Selling Stockholder, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its authorized agent.

Selling Stockholder:

By:
Name:
Title:

Dated: _______________

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

Aeolus Pharmaceuticals, Inc.
c/o Michael P. McManus
23811 Inverness Place
Laguna Niguel, CA 92677

EXHIBIT F

CONVERSION AGREEMENT

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EXHIBIT G

WAIVER AND ACKNOWLEDGMENT

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